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                                                            EXHIBIT 23.2


                      CONSENT OF INDEPENDENT PUPLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of Ceridian Corporation of our report dated January 31, 1996 included in the Comdata Holding Corporation 401(K) Retirement Plan Form 11-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.



                                                  ARTHUR ANDERSEN LLP
                                                  /s/ARTHUR ANDERSEN LLP

          Nashville, Tennessee
          March 14, 1996


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